Exhibit 10.1

JOINDER AGREEMENT
JOINDER AGREEMENT, dated as of April 18, 2017 (this “Joinder Agreement”), made by the Subsidiaries signatory hereto (each, a “New Guarantor”) in favor of Bank of America, N.A., as administrative agent (in such capacity, together with its successors and assigns, the “Administrative Agent”) for the Lenders referred to in that certain Credit Agreement, dated as of December 10, 2015 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among Kennedy-Wilson, Inc. (the “Borrower”), Kennedy-Wilson Holdings, Inc. (the “Parent”) and certain subsidiaries of the Parent from time to time party thereto as Guarantors, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer.
1.    Each New Guarantor, hereby acknowledges that it has received and reviewed a copy of the Credit Agreement, and acknowledges and agrees to:
(a)join the Credit Agreement as a Guarantor, as indicated with its signature below;
(b)be bound by all covenants, agreements and acknowledgments attributable to a Guarantor in the Credit Agreement; and
(c)perform all obligations and duties required of it by the Credit Agreement.
2.    Each New Guarantor represents and warrants that the representations and warranties contained in Article V of the Credit Agreement or which are contained in any other Loan Document under or in connection herewith, in each case, as they relate to such New Guarantor, are true and correct in all material respects on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such applicable date (including such earlier date set forth in the foregoing clause (i)) after giving effect to such qualification and (iii) that for purposes of this certification, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01.
3.    The name, type of organization, jurisdiction of incorporation or organization and taxpayer identification number of each New Guarantor is set forth in Annex I to this Joinder Agreement.
4.    This Joinder Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement.

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Exhibit 10.1

5.    Except as expressly supplemented hereby, the Credit Agreement and the Guaranty shall remain in full force and effect.
6.    THIS JOINDER AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.
KW 400 CALIFORNIA MEMBER, LLC
KW ALBUQUERQUE FAR NORTH, LLC
KW CIG MANAGEMENT SERVICES, LLC
KW HARBOR II, LLC
KW HILLCREST SHOPPING CENTER, LLC
KW RIVERDALE AND 36, LLC
KW TERRA WEST SPONSOR, LLC
each, as a New Guarantor

By:
Name:    In Ku Lee
Title:    Vice President

ACKNOWLEDGED AND AGREED TO:
BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:
KENNEDY-WILSON, INC.,
as the Borrower

By:
Name:    In Ku Lee
Title:    Vice President

ANNEX I
TO JOINDER AGREEMENT

Name of Guarantor	Type of Organization	Jurisdiction of Incorporation/Organization	Taxpayer ID
KW 400 California Member, LLC	LLC	Delaware	46-3916138
KW Albuquerque Far North, LLC	LLC	Delaware	46-3916358
KW CIG Management Services, LLC	LLC	Delaware	46-3916201
KW Harbor II, LLC	LLC	Delaware	46-3915857
KW Hillcrest Shopping Center, LLC	LLC	Delaware	46-3915903
KW Riverdale and 36, LLC	LLC	Delaware	46-3916010
KW Terra West Sponsor, LLC	LLC	Delaware	46-3916408

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